                               EXHIBIT NO. 10(e)

                               CBT CORPORATION'S
                   DESCRIPTION OF INCENTIVE COMPENSATION PLAN

                                   for the
                               Fiscal Year Ended
                               DECEMBER 31, 1996

                               CBT CORPORATION

                       MANAGEMENT ANNUAL INCENTIVE PLAN

                                 BASIC PLAN &

                            1996 OPERATING RULES







                                 FEBRUARY 1996


[The purpose of the Plan document is to outline and summarize the procedural
guidelines of the Management Annual Incentive Plan   "the Plan."  The Plan
document consists of two major segments the Basic Plan and the Operating Rules. The Basic Plan outlines the major intent, philosophy of CBT Corporation and administrative guidelines. The Operating Rules provide the Plan specifics which apply to a particular year. It is intended that the Basic Plan will essentially stay in place from year to year. While the Operating Rules should be reviewed from year to year and changes adopted to reflect modifications in Corporate direction, business objectives, etc.]

                               TABLE OF CONTENTS

                                                            PAGE

SECTION I   BASIC PLAN

 Plan Objectives . . . . . . . . . . . . . . . . . . . .      17
 Plan Administration and Interpretation. . . . . . . . .      17
 Eligibility for Participation . . . . . . . . . . . . .      17
 Selection of Participants . . . . . . . . . . . . . . .      18
 Plan Performance Cycles, and Award Timing . . . . . . .      18
 Performance Measures. . . . . . . . . . . . . . . . . .      18
 Operating Rules . . . . . . . . . . . . . . . . . . . .      18
 Setting The Performance Levels For The Measures . . . .      19
 Pro Rata Awards . . . . . . . . . . . . . . . . . . . .      19
 Adjustments in Performance. . . . . . . . . . . . . . .      20
 On-going Employment . . . . . . . . . . . . . . . . . .      20
 Gender and Number . . . . . . . . . . . . . . . . . . .      20
 Liability . . . . . . . . . . . . . . . . . . . . . . .      20
 Revision, Amendment and/or Plan Termination . . . . . .      20
 Governing Law . . . . . . . . . . . . . . . . . . . . .      20

SECTION II   1996 OPERATING RULES

 Participants. . . . . . . . . . . . . . . . . . . . . .      21
 The Incentive Performance Measures. . . . . . . . . . .      21
 Threshold Performance . . . . . . . . . . . . . . . . .      21
 Earnings/Determining the Incentive Award. . . . . . . .      22
 Allocation of Incentive Units to Participants . . . . .      22
 Incentive Unit Value. . . . . . . . . . . . . . . . . .      22
 Determining the Incentive Award . . . . . . . . . . . .      22
 Required Participant Performance. . . . . . . . . . . .      23
 Calculating the Incentive Award . . . . . . . . . . . .      23
 Participant Communication . . . . . . . . . . . . . . .      24
 Day to Day Management of the Plan . . . . . . . . . . .      24
 Definitions . . . . . . . . . . . . . . . . . . . . . .      25

                                CBT CORPORATION
                       MANAGEMENT ANNUAL INCENTIVE PLAN
                                  BASIC PLAN

1.   PLAN OBJECTIVES

     The objectives of the annual incentive plan include the following:

     A. Reinforce the community of interests between the plan participants and CBT's business goals and objectives.

     B. Provide competitive total compensation opportunities consistent with CBT's compensation philosophy and performance orientation.

     C.   Provide additional motivation and incentive to improve performance.

     D. Reinforce the efforts of the executives through the use of financial recognition.

     E. Emphasize the importance of executive teamwork in achieving the Corporation's strategic and business plans, while at the same time ensuring that the executives' effectively manage their individual business units.

2.   PLAN ADMINISTRATION AND INTERPRETATION

     The Executive Committee of the Board (Board Committee), under the guidance of the Board of Directors, shall be responsible for overseeing the administration, interpretation and management of the Plan. A Management Compensation Committee (Management Committee) shall have the responsibility for the day-to-day management, execution and administration of the Plan. In addition to the President and Chief Executive Officer, the Chief Operating Officer and Senior Human Resource Executive of the Company may function as the Management Compensation Committee. Members of the Management Compensation Committee besides the Chief Executive Officer shall be appointed by the Chief Executive Officer and shall serve on the Committee at the pleasure of the Chief Executive Officer.

3.   ELIGIBILITY FOR PARTICIPATION

     Participation shall be limited to those executives and managers who by the nature of their duties and responsibilities:

     A. Have significant impact on achieving corporate goals and/or the goals of the individual community banks.

     B. Not participants in any other annual incentive plan such unless otherwise approved by the President.

     C. Those management positions critical to the effective and efficient management of CBT.

     D.   Consistent with the objectives and purposes of the Plan.

4.   SELECTION OF PARTICIPANTS

     Prior to the beginning of a performance cycle the President shall recommend those positions (individuals) for inclusion in the Plan for the upcoming Plan cycle. Participants shall be approved by the Executive Committee.

5.   PLAN PERFORMANCE CYCLES AND AWARD TIMING

     PERFORMANCE CYCLES:  The Plan shall be based on fiscal year performance.

     AWARD TIMING: The awards shall be paid annually within a reasonable period of time after the completion of the fiscal year and the audit conducted by the Company's independent auditors. It is expected that awards would be paid no later than March 15th of the following fiscal year end.

6.   PERFORMANCE MEASURES

     The Corporate measures used to determine the Basic Incentive Award may change from year to year. The purpose of the measures and their relative weighting is to reflect the Company's goals and objectives for the upcoming fiscal year. Prior to the beginning of the fiscal year the Corporate performance measures and their weight shall be determined and communicated to and approved by the Executive Committee (and if necessary the Board) and thereafter communicated to the participants.

7.   OPERATING RULES

     Prior to the beginning of each fiscal year (to the extent this is possible) the Chief Executive Officer shall submit to the Executive Committee the proposed Operating Rules for the fiscal year. The Operating Rules shall, at the least, address the following:

     A. The participants for the fiscal year and their relative potential participation.

     B. The incentive/performance measures and their weighting (relative importance).

     C. Schedules, formulas, etc. which detail the relationship between performance and incentive award, including, if appropriate, threshold performance levels.

     D.   The process for determining (calculating) incentive awards.

     E. The communication strategy process related to the communication of the plan to the participants.

     F. How the Plan is to be integrated into the management of the Corporation.

     G.   Any other aspects appropriate to the Plan for the fiscal year.

     The Executive Committee shall be responsible for the review, and/or modification and approval of the Operating Rules. After such approval the Chief Executive Officer shall communicate the Plan to the participants.

8.   SETTING THE PERFORMANCE LEVELS FOR THE MEASURES

     In setting the Required Performance Levels for the Plan it is important to balance the relationship between desired (budget) performance and how the Company has previously performed. As part of the process in developing the annual Operating Rules the Chief Executive Officer shall ensure that the necessary financial analysis has been conducted so that the Target Performance shall represent a reasonable level of accomplishment consistent with the Company's strategic goals, operating environment and stewardship responsibility.

9.   PRO RATA AWARDS

     An employee must be on the active payroll at the end of the Corporation's payroll year in order to be eligible to receive an award. However if the employee is not on the active payroll at the end of Corporation's payroll fiscal year because of death, disability or retirement, under the Corporation's qualified retirement plan(s), the employee or their beneficiaries shall be eligible to receive a pro rata (partial) award.

     In the event an employee is not on the active payroll at the end of the Company's payroll fiscal year as a result of re-organization, staff reductions or similar action on the part of the Company such employee(s) may be eligible for a pro rata award. The determination of such eligibility shall be recommended by the Management Compensation Committee with the final determination made by the Executive Committee.

     Individuals may be selected as participants in the Plan during the course of the Plan year. In such event the President and Chief Executive Officer shall recommend inclusion of the individual(s) for the review and approval of the Executive Committee.

     A pro rata award shall be that portion of the full year's award divided by each full month that the participant was an active employee.

     Pro rata awards shall be paid consistent with other awards under the Plan as to timing and form.

     The Executive Committee shall have the exclusive right to modify the eligibility for and the calculation of pro rata awards in order to best serve the interests of the Corporation.

10.  ADJUSTMENTS IN PERFORMANCE

     For the purposes of calculating the incentive award the Executive Committee, based on management's recommendations, may make such adjustments in order to more accurately reflect the true operating performance of the Corporation. Adjustments may include, but are not limited to, excluding or including extraordinary items of income or expense.

11.  ON-GOING EMPLOYMENT

     Nothing in the Plan shall confer on any employee the right to continued employment or affect in any way the right of the Corporation or any of its subsidiaries to terminate his/her employment at any time.

12.  GENDER AND NUMBER

     Except when otherwise indicated by the context, any masculine terminology used in this Plan shall also include the feminine. Plural/singular terminology used shall also include singular or plural as indicated by the context.

13.  LIABILITY

     In the absence of bad faith, no employee, agent or member of the Board of CBT Corporation or its affiliates or subsidiaries shall have any liability to any person, firm, or corporation based on, or arising out of the Plan.

14.  REVISION, AMENDMENT AND/OR PLAN TERMINATION

     The Executive Committee shall have the right to amend, revise, modify and/or terminate the Plan at any time, in whole or part. Plan modifications made after the approval of the Operating Rules for a plan cycle shall not affect the participants' awards under the plan except for modifications under paragraphs 9 and/or 10.

15.  GOVERNING LAW

     The Plan shall be construed in accordance with and governed by the laws of the state of Kentucky.


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

                                CBT CORPORATION
                       MANAGEMENT ANNUAL INCENTIVE PLAN
                             1996 OPERATING RULES



1.   PARTICIPANTS

     The plan participants and their organization incentive unit are detailed in
     Exhibit 1.

2.   THE INCENTIVE PERFORMANCE MEASURES

     The measures used to determine the incentive award may change from year to year. The purpose of the measures and their relative weighting is to reflect the Corporation's goals and objectives for the upcoming fiscal year. Prior to the beginning of the fiscal year (to the extent possible) the performance measures and their weight shall be determined and communicated to and approved by the Executive Committee (and if necessary the Board) and thereafter communicated to the participants. In addition to establishment of bank incentive performance measures, incentive performance measures may also be established for individual positions.

     For fiscal 1996 the incentive performance measures and their weights are shown on Exhibit 1.

3.   THRESHOLD PERFORMANCE

     The purpose of the Threshold Performance Level is to ensure that a minimum acceptable performance level is reached (or exceeded) prior to any award being paid.

     Except as otherwise provided for in this paragraph, regardless of performance on any factor unless the business unit's (bank's) pre-tax, pre-allocation net income reaches or exceeds 85% of the entity's target (threshold performance point) no incentive award shall be paid for participants in the plan in that particular bank. If the payment of incentive awards results in performance being reduced below the threshold then the awards will be proportionately reduced.

     In the event that the participant's in a particular bank have pre-established (individual) incentive performance measures then their incentive award shall be determined in accordance with the performance on their specific (individual) measures. For example, see exhibit 2 for individual measures and their weighting assigned to selected participants at CB&T.

4.   EARNING/DETERMINING THE INCENTIVE AWARD

     Each participant's incentive award shall be determined based on:

     A. Performance on their and/or the business unit's (bank's) incentive factors.

     B. The dollar value of each incentive unit (this is determined based on the bank's/their performance on the incentive measures).

     C.   Relative weight/impact of each factor.

     D.   The participants number of incentive units.

5.   ALLOCATION OF INCENTIVE UNITS TO PARTICIPANTS

     While the effort and importance of each position is self evident, not every job has the same potential impact on the achievement of their business unit's goals. In order to recognize this relative difference in potential contribution as well as the differences in competitive compensation levels each job/participant will be assigned a number of incentive units at the beginning of the incentive plan year (or as soon as practical after the beginning of the year). Each participant will be advised of the number of his incentive units as soon as possible after the beginning of the fiscal year and the adoption of the Plan for the fiscal year.

6.   INCENTIVE UNIT VALUE

     GENERAL
     The value of a participant's incentive units will be determined based on the level of performance for their incentive measures. Where the incentive measures are based solely on the business unit's (bank's) performance then the dollar value of an incentive unit for that bank will be the same for all participants. If individual incentive performance measures have been assigned the value of the incentive units will be determined based on each participants performance on their specific incentive measures.


7.   DETERMINING THE INCENTIVE AWARD

     Each participant will be advised as to their incentive factors (measures). In addition each incentive factor will be assigned a weight. The weighting of each factor is intended to reflect the relative importance of that factor. Where the incentive factors are based solely on business unit performance the pre-tax, pre-allocation net income measure has a weight of 65% and growth in revenue 35%. Participants with individual measures have had their measures assigned a weight.

     Each factor will have a performance level defined for threshold, target and maximum performance. Performance will be calculated as a percentage of target.

     Where the participant has individual incentive measures (including a combination of individual and business unit) a weighted performance shall be calculated (based on the percent performance for the individual incentive factor and the weight for that factor).

     Performance that falls between the defined performance levels (i.e., between threshold and target, or target and outstanding) will be calculated using a sliding scale. The purpose of the calculation is to make the award commensurate and consistent with the performance, on a proportionate basis.

8.   REQUIRED PARTICIPANT PERFORMANCE

     Regardless of performance on the incentive plan performance measures no participant shall be eligible to receive an award unless their performance is at least "meets expectations" or greater. Prior to taking such action, it is expected that the participant would have been advised of the performance shortfall at the time the issue arose and the discussion confirmed in writing with a copy submitted to the Human Resources Department. The goal of this communication process is to ensure that the appropriate constructive discussions have taken place and that the participant have the opportunity to take corrective action. This elimination of a participant's incentive award shall be at the sole discretion of the Division EVP after appropriate discussions with and approval of the senior human resources executive.

9.   CALCULATING THE INCENTIVE AWARD

     AWARDS BASED SOLELY ON BUSINESS UNIT PERFORMANCE

     Determine each participant's incentive award:

     A.   First, ensure that the Threshold Performance Level is achieved.

     B.   Second, determine the Basic Award by- -

          1. Calculate the performance percentage for each incentive measure for business unit pre-tax, pre-allocation net income and Revenue Growth (i.e., divide actual performance by the target performance).

          2. Multiply the performance percentage (actual/plan) by the appropriate weight (e.g., 65%). Sum the result and multiply by 100 to determine the per unit value. For example, if the performance is 90% of plan on a factor with the weight of 65%, and 110% of plan on a factor with the weight of 35%, the per unit value would be $97.

          3. Multiply each participant's number of incentive units times the dollar value of the incentive unit for the bank.

     C. Third, confirm that each participant's performance is at least a MEETS EXPECTATIONS level.

     AWARD MADE ON INDIVIDUAL PERFORMANCE MEASURES

     A.   First, determine the dollar value of a participant's incentive units:

          1. Calculate the (percent) performance for each of the individual participant's incentive measures (for revenue or growth measures divide actual performance by the target performance, for expense control measures, divide target by actual). This is the incentive (unweighted) percent performance for the incentive measure.

          2.   See B.2. above.

     B.   If the asset quality standard is not met, reduce the unit award
          by the percentage   weight of the loan growth factor.

     C.   Calculate the individual's Basic Award:

          1. Multiply the participant's incentive units times the dollar value of each unit.

     D. Confirm that each participant's performance is at least a MEETS EXPECTATIONS level

10.  PARTICIPANT COMMUNICATION

     Each eligible participant will be provided a summary sheet after the approval of the Plan by the Executive Committee at the beginning of the year. The summary sheet will show the employee his/her potential award at various performance levels. Throughout the course of the year employees will be given updates detailing their potential award based on performance to date.

11.  DAY-TO-DAY MANAGEMENT OF THE PLAN

     The Management Compensation Committee shall be responsible for ensuring that periodic review of Plan results with the participants occurs. As part of this review performance concerns will be identified, follow-up responsibility assigned, corrective action plans developed and follow-up ensured. Exceptional and target performance will also be identified and reinforced.

     It will be the responsibility of the senior executive group to ensure that performance discussions are an integral segment of the management meetings and that the incentive compensation is incorporated into the management of the Company.

12.  DEFINITIONS

     Outlined below are the definitions of the following key terms:

     A. PRE-TAX, PRE-ALLOCATION NET INCOME: Tax-equivalent net interest income plus non-interest income (exclusive of trust and brokerage) less non-interest expense (exclusive of intercompany allocations and trust/brokerage related expenses).

     B. REVENUE: Tax-equivalent net interest income plus non-interest income, exclusive of trust and brokerage fees.

     C. GROWTH IN REVENUE: Difference between 1995 revenue, as defined in "B", and 1996 revenue.

     D. MANAGEMENT COMPENSATION COMMITTEE: Group responsible for the day-to-day management of the plan.

     E. OPERATING RULES: Detailed rules governing the incentive compensation plan.

     F. MINIMUM ACCEPTABLE PERFORMANCE: (SUPER) THRESHOLD: The minimum acceptable performance below which no incentive is earned or paid regardless of performance on any other factor.

     G. THRESHOLD PERFORMANCE: The performance point below which no incentive is earned or paid for that specific incentive factor (measure).

     H.   PRO RATA AWARD:  Partial award earned for less than a 12 month period.

     I. BUSINESS UNIT PERFORMANCE: Results of an affiliate Bank, Financial Services, or Citizens Bank (exclusive of Financial Services).

     J. INDIVIDUAL PERFORMANCE MEASURES: Objective measures of loan growth, deposit growth, non-interest expense, fee income, and pre-tax, pre-allocation net income, individually weighted.

     K.   INCENTIVE UNIT:  Measure of value used to calculate annual incentives.

     L. INCENTIVE UNIT VALUE: Calculated based upon performance and weight of factor.

     M. REQUIRED PARTICIPANT PERFORMANCE: Minimum acceptable performance needed to be eligible for incentive compensation.

                                                                                                     Exhibit 2
                                                                                                   page 1 of 2
                                              CBT CORPORATION
                                 SUMMARY OF PROPOSED 1996 INCENTIVE PLANS
--------------------------------------------------------------------------------------------------------------
                              INCENTIVE MEASURES BY BUSINESS UNIT
--------------------------------------------------------------------------------------------------------------
BUSINESS UNIT                         INCENTIVE MEASURES (FACTORS) & WEIGHT
--------------------------------------------------------------------------------------------------------------
CBT Corporation        Pre-tax, tax equivalent net income             Growth in revenue:  Revenue equals tax
                       65% (4)                                        equivalent net interest income plus non-
                                                                      interest income
                                                                      35%
--------------------------------------------------------------------------------------------------------------
CB&T (1)               Pre-tax, tax equivalent, pre-allocation net    Growth in revenue:  Revenue equals tax
                       income 65% (4) (5)                             equivalent net interest income plus non-
                                                                      interest income
                                                                      35% (5)
--------------------------------------------------------------------------------------------------------------
Affiliate Banks (2)    Pre-tax, tax equivalent, pre-allocation net    Growth in revenue:  Revenue equals tax
                       income 65% (4) (5)                             equivalent net interest income plus non-
                                                                      interest income
                                                                      35% (5)
--------------------------------------------------------------------------------------------------------------
Financial Services (3) Pre-tax operating profit
                       100%
--------------------------------------------------------------------------------------------------------------
Fidelity Credit        Pre-tax operating profit
100%
--------------------------------------------------------------------------------------------------------------

footnotes
     (1) Applies to Tom Murrell see exhibit 3 for factors for other participants.
     (2)  Applies to all senior personnel at affiliate.
     (3)  Applies to Russ Ogden, see exhibit 4 for other Trust participants.
     (4)  Threshold performance must be reached or  no award is earned.
     (5)  Excludes financial services pre-tax net income.

                                                                                                                   Exhibit 2
                                                                                                                 page 2 of 2
                                                          CB&T
                                         SUMMARY OF INCENTIVE FACTORS BY PARTICIPANT
-----------------------------------------------------------------------------------------------------------------------------
PARTICIPANT                                   INCENTIVE FACTORS & WEIGHTS (2)
-----------------------------------------------------------------------------------------------------------------------------
              MAXIMUM        GROWTH IN AVERAGE        FEE        NON INTEREST EXPENSE    CB&T OVERALL     CB&T PRE-TAX,
              NET C/O'S AS   LOAN OUTSTANDINGS        INCOME                             DEPOSIT GROWTH   PRE-ALLOCATION NET
              % OF LOANS                                                                                  INCOME
-----------------------------------------------------------------------------------------------------------------------------
Powell        .25% (1)       35% Commercial and       15%        10%                     20%              20%
                                 Private Banking
-----------------------------------------------------------------------------------------------------------------------------
Siegert       .25% (1)       20% Business Banking     20%        15%                     25%              20%
                                 and Direct
                                 Consumer
-----------------------------------------------------------------------------------------------------------------------------
Murt          .05% (1)       25% Residential Real     25%        15%                     15%              20%
                                 Estate/Construction
-----------------------------------------------------------------------------------------------------------------------------
Little        .35% (1)       35% Indirect and         15%        15%                     15%              20%
                                 Floor Plan
-----------------------------------------------------------------------------------------------------------------------------

footnotes
     (1) If net charge-offs exceed maximums, total payout will be reduced as follows:
              Powell   35%
              Siegert  20%
              Murt     25%
              Little   35%

     (2) Except as noted incentive factors apply to participant's immediate area of responsibility.